LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

Seeks long-term capital appreciation through investment primarily in the securities of Latin American issuers.

KEMPER LATIN
AMERICA FUND

"By June ... investors were lured back to Latin America by an improving economic environment marked by higher domestic growth and lower inflation than the region had experienced in many years. That said,
                                          the improvements hail largely from two
                                                  countries: Mexico and Brazil."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
10
TERMS TO KNOW
12
LARGEST HOLDINGS
13
GEOGRAPHIC COMPOSITION
14
PORTFOLIO OF INVESTMENTS
16
FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
21
NOTES TO FINANCIAL STATEMENTS
25
REPORT OF INDEPENDENT AUDITORS
26
TAX INFORMATION

AT A GLANCE

 KEMPER LATIN AMERICA FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                  KEMPER LATIN AMERICA        KEMPER LATIN AMERICA        LIPPER LATIN AMERICA
KEMPER LATIN AMERICA FUND CLASS A                     FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
---------------------------------                 --------------------        --------------------       -----------------------
29.36                                                     28.29                       28.41                       20.19

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF CLASSES WILL DIFFER. FOR ADDITIONAL INFORMATION, PLEASE SEE THE FUND'S PROSPECTUS.

RETURNS DURING PART OF THE PERIODS SHOWN INCLUDE THE EFFECT OF A TEMPORARY WAIVER OF MANAGEMENT FEES AND/OR ABSORPTION OF CERTAIN OPERATING EXPENSES BY THE INVESTMENT ADVISOR. WITHOUT SUCH WAIVER OR ABSORPTION, RETURNS WOULD HAVE BEEN LOWER AND RATINGS OR RANKINGS MAY HAVE BEEN LESS FAVORABLE.
INVESTMENT IN FOREIGN AND EMERGING-MARKETS SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, SHIFTING GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

*LIPPER, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RANKINGS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF     AS OF
                                  10/31/00  10/31/99
 ........................................................
    KEMPER LATIN AMERICA FUND
    CLASS A                        $10.48    $8.12
 ........................................................
    KEMPER LATIN AMERICA FUND
    CLASS B                        $10.34    $8.06
 ........................................................
    KEMPER LATIN AMERICA FUND
    CLASS C                        $10.35    $8.06
 ........................................................

 KEMPER LATIN AMERICA FUND
 RANKINGS AS OF 10/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LATIN AMERICA FUNDS CATEGORY

                               CLASS A               CLASS B               CLASS C
 .............................................................................................
    1-YEAR                  #6 of 42 funds        #8 of 42 funds        #7 of 42 funds
 .............................................................................................

*LIPPER, INC. RANKINGS ARE BASED ON RETURNS THAT REFLECT CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED BUT DO NOT REFLECT SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RANKINGS MIGHT HAVE BEEN LESS FAVORABLE.

 DIVIDEND REVIEW

 DURING THE YEAR ENDED OCTOBER 31, 2000, KEMPER LATIN AMERICA FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                             CLASS A   CLASS B   CLASS C
 ............................................................
    INCOME DIVIDEND           $0.024        --        --
 ............................................................

YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 10/31/00. The
BOX] Morningstar International Equity Style Box(TM) placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The style box represents a snapshot of a fund's portfolio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[KENNEY PHOTO]

TARA KENNEY IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT OF LATIN AMERICAN EQUITY SECURITIES. KENNEY HAS 15 YEARS OF EXPERIENCE IN THE FIELD. SHE RECEIVED A BACHELOR'S DEGREE IN POLITICAL SCIENCE AND LATIN AMERICAN STUDIES FROM THE UNIVERSITY OF NOTRE DAME AND AN M.B.A. DEGREE IN FINANCE FROM NEW YORK UNIVERSITY.

POLITICAL AND ECONOMIC MILESTONES IN THE VITAL MARKETS OF MEXICO AND BRAZIL RENDERED LATIN AMERICA THE MOST ATTRACTIVE OF THE EMERGING MARKETS FOR THE ONE-YEAR PERIOD ENDING OCTOBER 31, 2000. LEAD PORTFOLIO MANAGER TARA KENNEY REVEALS HOW ADROIT STOCK-PICKING IN THESE TWO COUNTRIES HELPED THE FUND FAR OUTPACE BOTH THE BENCHMARK AND THE MAJORITY OF ITS PEERS ONCE AGAIN.

Q     WILL YOU REVIEW KEMPER LATIN AMERICA FUND'S PERFORMANCE FOR THE ANNUAL
PERIOD, HIGHLIGHTING ANY SPECIFIC DRIVERS?

A     We're pleased to report that for the one-year period, the fund gained
29.36 percent (Class A shares, unadjusted for sales charges), far surpassing our benchmark IFC Latin America Investable Return index, which was up 17.36 percent. The IFC index is a unmanaged U.S. dollar-denominated index comprising Latin America's stock markets. The index tracks all listed stocks, regardless of their availability to overseas investors. The fund also outpaced the 20.19 percent return of the average peer in Lipper's Latin America funds category.

  Successful stock-picking and a conservative portfolio composition relative to the index and many major competitors contributed to this showing. In keeping with prospectus guidelines that prohibit the fund from investing more than 25 percent of assets in any one sector, the fund was underweighted in telecommunications stocks. From a management position, this was a frustrating and distinct disadvantage in the waning months of 1999, when the dynamic telecommunications industry was among the top-performing sectors in Latin America. But it also helped cushioned the fund against the full force of market volatility that resulted when that sector's speculative bubble burst in March.

  Holdings in other top-performing industry sectors -- including consumer staples, banks, integrated oil companies and specialty retailers -- further bolstered performance, while relatively small positions in the worst-performing sectors -- motor vehicles, specialty foods and textiles -- also helped mitigate damage.

  We believe the dramatic events of this annual period underscore the prudence of our investment discipline, central to which is the importance of diversification. We believe it is in our shareholders' best interests not to be too greedy or to chase the most glittering jewel in the crown. Instead, by taking a conservative approach, we believe we can achieve better, more consistent performance over time.

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF ECONOMIC TRENDS AND POLITICAL
EVENTS IN THE REGION, HIGHLIGHTING ANY CHALLENGES OR BENEFITS TO THE FUND?

A     The big story, of course, was the effects of rising U.S. interest rates and the eventual collapse of the Nasdaq on equity markets around the world. Latin America, along with the major developed world markets, suffered extreme volatility. The already rough transition to a new millennium worsened when investors turned away from the emerging markets in a flight to quality.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

  By June, however, investors were lured back to Latin America by an improving economic environment marked by higher domestic growth and lower inflation than the region had experienced in many years. That said, the improvements hail largely from two countries: Mexico and Brazil.

  Mexico is the fund's largest geographic stake, accounting for more than half of the portfolio by the end of the period. Because there is a high correlation between Mexican and U.S. markets, the Mexican markets reflected the market turbulence in the United States, which we fully anticipated. Enthusiasm surrounding the overwhelming victory in June of charismatic, pro-business leader Vicente Fox in the country's first democratic presidential election prompted a decisive turnabout in the investment environment. Both the stock market and the peso reacted resoundingly to the news. Throughout the remainder of the period, wages and consumer demand grew at a pace not seen since before the 1994 peso devaluation.

  Brazil, which also comprises a major portion of the fund's portfolio, has been a pleasant surprise. The country has rebounded from the 1999 devaluation of its currency in a much more positive way than we had anticipated. In August, two watershed events -- the $5 billion, 40-year debt exchange by the Brazilian government and the $4 billion offering of Petrobras, an energy company that remains among the fund's largest holdings -- signaled a return of positive investor sentiment to Brazil. During the period, we saw solid economic growth and declining inflation there.

  We were decisively underweighted in Argentina and Chile, both of which lost considerable ground during the period. Argentina is mired in its second year of economic stagnation, while Chile continues to suffer the effects of consumer apathy and local recession.

Q     WERE THERE ANY LONGTIME HOLDINGS OR NEW PURCHASES THAT PERFORMED
ESPECIALLY WELL DURING THE PERIOD? WERE THERE ANY DISAPPOINTMENTS?

A     The fund's biggest winner is longtime holding Petroleo Brasiliero.
Petrobras, as it's called, is a Brazilian government-controlled company that imports, refines and distributes petroleum products. For many years, the government used the company as a tool to implement policy. Prices were manipulated to help control inflation or secure the goodwill of the people, among other reasons. The cost to the consumer was not reflective of the costs of production.

  In 1999, the government began to manage Petrobras as if it were a private-sector company, as opposed to an agent of the government. It cut the bureaucratic fat and brought prices for products such as diesel fuel and gasoline in line with energy producers worldwide. Consequently, the company has become enormously profitable, and investor perception has completely changed.

  On the flip side, CEMEX, a Mexican materials manufacturer, was largely disappointing. We added this company to the portfolio in the beginning of 2000 based on a turnaround in company fundamentals and balance sheet. However, the stock has largely been out of favor all year.

Q     WILL YOU ADDRESS CURRENT VALUATIONS IN THE LATIN AMERICAN EQUITY MARKET
AND WHETHER THE REGION OFFERS OPPORTUNITIES FOR GLOBAL INVESTORS?

A     Latin America remains the most attractive region in the emerging-market universe. Valuations are coming down across the board in Latin America. Many stocks are more attractively priced than they have been in years. We believe these valuations help provide a basis for solid investment returns, especially for U.S. investors seeking diversification and, in some cases, better values than they can find at home.

  Latin American companies offer quality and an historical record of generous returns, strong professional management and reinvestment for growth. Today the region is under enormous pricing pressure, which is helping to keep inflation and interest rates low. As we mentioned earlier, investment spending is up. Capital inflows remain especially strong in Brazil and Mexico. We believe the outlook for foreign investors appears quite positive.

Q     WHAT IS YOUR OUTLOOK FOR THE REGION IN THE NEAR FUTURE?

A     We are extremely optimistic about the region's future. Behind Latin
America's potential are the comprehensive economic and political reforms of the 1990s. Given the tremendous progress in restructuring the balance sheets of both the public and private sectors, the region is now better prepared to fend off shocks than it was a few

PERFORMANCE UPDATE

years ago. Several external indicators also point to the friendlier environment for Latin American equities. First, global growth is forecast to be steady at about four percent or more for the near future. This is good news for commodity prices, Latin America's traditional export base. Second, we expect foreign investment to remain strong in the dominant countries of Mexico and Brazil, where the shift in policy toward inflation targeting and strict fiscal discipline exhibited by the central banks have won them high marks in the international markets. Finally, and even more encouraging, it appears that the U.S. Federal Reserve has completed its series of interest-rate hikes for the near term. This should benefit Latin American markets by helping to steady the equity markets and create an environment where interest rates might be cut.

  Our outlook for Mexico is extremely optimistic. Export growth, along with increased investment and consumer consumption, suggest that the country is on sound economic footing. Fox's victory there virtually assures the continuity of economic policy. High oil prices and continued heavy capital inflows should continue to support the peso. Further, we expect that Mexico soon will achieve investment-grade status, which would lessen the risks associated with that country and likely attract more investors.

  There are two key components to our positive outlook for Brazil: fiscal progress and domestic interest rates. Brazil has been delivering excellent results on the fiscal front. It is currently exceeding International Monetary Fund targets by a wide margin. A combination of accelerating growth and declining inflation and local interest rates should create a hospitable atmosphere for the Brazilian equity markets in the near term.

  Evidence suggests that the Brazilian consumer is gaining power, which also should help to fuel the economic recovery. As always, there are lingering political concerns, but we believe these are not likely to derail progress. The Central Bank appears to be very steady at the helm.

  While our outlook is bullish overall, we are aware of some very real risks. The delisting of companies through buyouts in countries such as Argentina has made investing in markets outside Mexico and Brazil even more difficult. Low trading volumes only add to the frustration of finding new opportunities. But global and emerging-market investors have expressed a preference for the larger, more liquid markets and stocks, over the smaller ones, essentially making some of the other Latin American markets irrelevant at this time.

Q     SHAREHOLDERS RECENTLY RECEIVED NOTICE THAT IN KEEPING WITH THEIR BEST
INTERESTS, THIS FUND IS EXPECTED TO LIQUIDATE IN FEBRUARY 2001; THE FUND HAS A RELATIVELY SMALL ASSET BASE, AND BECAUSE OF THIS, EXPENSES PER SHAREHOLDER -- ABSENT WAIVERS -- REMAIN RELATIVELY HIGH, WITH LITTLE POTENTIAL FOR IMPROVEMENT. HOW WILL YOU SEEK TO MAXIMIZE THE PERFORMANCE OF THE PORTFOLIO UNTIL THAT TIME?

A     Obviously, we will gradually be selling off the portfolio as we approach liquidation, and we will focus on stocks of larger companies, which tend to attract more trading activity. We will continue to limit our exposure to the less-liquid markets, including Peru, Argentina and Chile, where economic growth is far less certain and there are fewer attractive companies from which to choose.

  On the other hand, we will seek to leverage the strong near-term growth prospects for Mexico and the ongoing economic recovery in Brazil. We favor more-liquid names and traditional consumer stocks over commodities and cyclical stocks (those sensitive to shifts in the economy), with the exception of energy stocks. We will likely maintain our underweighted position in industrials, mining and steel companies, whose profitability may be hurt by strong exchange rates.

  While risk is inherent in investing -- especially in emerging markets such as those in Latin America -- it is our goal to mitigate that risk as much as possible. Over time, we believe that thorough research and a commitment to disciplined stock selection and sale should offer the best possible results.

TERMS TO KNOW

CURRENCY DEVALUATION A significant decline in a currency's value relative to other currencies, such as the U.S. dollar. Devaluation may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return, because when investments are converted back into U.S. dollars, it takes more of the foreign currency to purchase U.S. dollars.

LIQUIDITY The ability to buy or sell an asset quickly and in large volume without substantially affecting its price. A high level of liquidity is a key characteristic of a good market for a security or commodity. Treasury bills, blue-chip stocks and money-market funds are examples of typically liquid securities.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually by sector, industry or country -- within a portfolio relative to a benchmark index (e.g., the MSCI World index) or an investment universe.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                     LIFE OF
                                                            1-YEAR    FUND
---------------------------------------------------------------------------------------------------
    KEMPER LATIN AMERICA FUND CLASS A                       21.86%    1.76%    (since 12/31/97)
 ...................................................................................................
    KEMPER LATIN AMERICA FUND CLASS B                       25.29     2.02     (since 12/31/97)
 ...................................................................................................
    KEMPER LATIN AMERICA FUND CLASS C                       28.41     3.07     (since 12/31/97)
 ...................................................................................................

KEMPER LATIN AMERICA FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/97 to 10/31/00
[LINE GRAPH]

                                                                 KEMPER LATIN AMERICA FUND        IFC LATIN AMERICA COMP GLOBAL
                                                                          CLASS A1                            INDEX+
                                                                 -------------------------        -----------------------------
12/31/97                                                                  10000.00                           10000.00
                                                                           9901.00                            9889.00
                                                                           8254.00                            8101.00
                                                                           6657.00                            5947.00
12/31/98                                                                   7132.00                            6433.00
                                                                           7973.00                            7304.00
                                                                           8973.00                            8387.00
                                                                           8003.00                            7751.00
12/31/99                                                                  10768.00                           10447.00
                                                                          11821.00                           11049.00
                                                                          11250.00                           10204.00
                                                                          10909.00                            9766.00
10/31/00                                                                  10508.00                            9332.00

KEMPER LATIN AMERICA FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 12/31/97 to 10/31/00
[LINE GRAPH]

                                                                 KEMPER LATIN AMERICA FUND        IFC LATIN AMERICA COMP GLOBAL
                                                                          CLASS B1                            INDEX+
                                                                 -------------------------        -----------------------------
12/31/97                                                                  10000.00                           10000.00
                                                                          10484.00                            9889.00
                                                                           8726.00                            8101.00
                                                                           7021.00                            5947.00
12/31/98                                                                   7505.00                            6433.00
                                                                           8368.00                            7304.00
                                                                           9400.00                            8387.00
                                                                           8368.00                            7751.00
12/31/99                                                                  11232.00                           10447.00
                                                                          12305.00                           11049.00
                                                                          11684.00                           10204.00
                                                                          11316.00                            9766.00
10/31/00                                                                  10593.00                            9332.00

KEMPER LATIN AMERICA FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 12/31/97 to 10/31/00
[LINE GRAPH]

                                                                 KEMPER LATIN AMERICA FUND        IFC LATIN AMERICA COMP GLOBAL
                                                                          CLASS C1                            INDEX+
                                                                 -------------------------        -----------------------------
12/31/97                                                                  10000.00                           10000.00
                                                                          10484.00                            9889.00
                                                                           8726.00                            8101.00
                                                                           7021.00                            5947.00
12/31/98                                                                   7495.00                            6433.00
                                                                           8379.00                            7304.00
                                                                           9400.00                            8387.00
                                                                           8368.00                            7751.00
12/31/99                                                                  11232.00                           10447.00
                                                                          12305.00                           11049.00
                                                                          11695.00                           10204.00
                                                                          11316.00                            9766.00
10/31/00                                                                  10895.00                            9332.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. PERFORMANCE OF
CLASSES WILL DIFFER. FOR ADDITIONAL
INFORMATION, PLEASE SEE THE FUND'S
PROSPECTUS.

RETURNS DURING PART OF THE PERIODS SHOWN
INCLUDE THE EFFECT OF A TEMPORARY WAIVER
OF MANAGEMENT FEES AND/OR ABSORPTION OF
CERTAIN OPERATING EXPENSES BY THE
INVESTMENT ADVISOR. WITHOUT SUCH WAIVER
OR ABSORPTION, RETURNS WOULD HAVE BEEN
LOWER AND RATINGS OR RANKINGS MAY HAVE
BEEN LESS FAVORABLE.

*THE MAXIMUM SALES CHARGE FOR CLASS A
 SHARES IS 5.75%. FOR CLASS B SHARES,
 THE MAXIMUM CONTINGENT DEFERRED SALES
 CHARGE (CDSC) IS 4%. CLASS C SHARES
 HAVE NO SALES ADJUSTMENT, BUT
 REDEMPTIONS WITHIN ONE YEAR OF PURCHASE
 MAY BE SUBJECT TO A CDSC OF 1%. FOR
 ADDITIONAL INFORMATION, SEE THE
 PROSPECTUS, STATEMENT OF ADDITIONAL
 INFORMATION AND THE FINANCIAL
 HIGHLIGHTS AT THE END OF THIS REPORT.

+PERFORMANCE INCLUDES REINVESTMENT OF
 DIVIDENDS AND ADJUSTMENTS FOR THE
 MAXIMUM SALES CHARGE FOR CLASS A SHARES
 AND THE CONTINGENT DEFERRED SALES
 CHARGE IN EFFECT AT THE END OF THE
 PERIOD FOR CLASS B SHARES. IN COMPARING
 KEMPER LATIN AMERICA FUND CLASS A
 SHARES WITH THE IFC LATIN AMERICA
 INVESTABLE RETURN INDEX, YOU SHOULD
 ALSO NOTE THAT THE FUND'S PERFORMANCE
 REFLECTS THE MAXIMUM SALES CHARGE,
 WHILE NO SUCH CHARGE IS REFLECTED IN
 THE PERFORMANCE OF THE INDEX.

+IFC LATIN AMERICA INVESTABLE RETURN
 INDEX IS AN UNMANAGED U.S. DOLLAR-
 DENOMINATED INDEX COMPRISED OF LATIN
 AMERICA'S STOCK MARKETS WITHOUT
 REFERENCE TO THE STOCK'S AVAILABILITY
 TO OVERSEAS INVESTORS. THE TARGET
 COVERAGE OF THE INDEX IS ROUGHLY 70-75%
 OF TOTAL MARKET CAPITALIZATION, DRAWING
 UPON STOCKS IN THE MARKET IN ORDER OF
 THEIR LIQUIDITY. SOURCE IS
 WIESENBERGER(R).

LARGEST HOLDINGS

KEMPER LATIN AMERICA FUND'S 10 LARGEST HOLDINGS*
Representing 62.4 percent of the fund's equity holdings on October 31, 2000

             HOLDINGS                                                    COUNTRY             PERCENT
----------------------------------------------------------------------------------------------------
1.           TELE NORTE LESTE PARTICIPACOES                              Brazil               9.0%
----------------------------------------------------------------------------------------------------
2.           TELEFONOS DE MEXICO                                         Mexico               9.0%
----------------------------------------------------------------------------------------------------
3.           PETROLEO BRASILEIRO                                         Brazil               7.9%
----------------------------------------------------------------------------------------------------
4.           FOMENTO ECONOMICO MEXICANO                                  Mexico               6.8%
----------------------------------------------------------------------------------------------------
5.           COMPANHIA DE BEDIDAS DAS AMERICAS                           Brazil               6.5%
----------------------------------------------------------------------------------------------------
6.           COCA-COLA FEMSA                                             Mexico               5.3%
----------------------------------------------------------------------------------------------------
7.           GRUPO TELEVISA                                              Mexico               5.3%
----------------------------------------------------------------------------------------------------
8.           WALMART DE MEXICO                                           Mexico               4.7%
----------------------------------------------------------------------------------------------------
9.           BRASIL TELECOM                                              Brazil               4.7%
----------------------------------------------------------------------------------------------------
10.          CEMEX                                                       Mexico               4.7%
----------------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

GEOGRAPHIC COMPOSITION

PORTFOLIO COMPOSITION*
(Excludes 4.5% Cash Equivalents)

                                                              ON 10/31/00
    MEXICO                                                       53.8%
 ................................................................................
    BRAZIL                                                       45.0
 ................................................................................
    CHILE                                                         0.8
 ................................................................................
    ARGENTINA                                                     0.4
--------------------------------------------------------------------------------
                                                                  100%

[PIE CHART]

*Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER LATIN AMERICA FUND
Portfolio of Investments at October 31, 2000

                                                                                             PRINCIPAL
    COMMERCIAL PAPER--4.5%                                                                     AMOUNT       VALUE
                                       Student Loan Marketing Association,
                                         6.450%**, 11/01/2000
                                         (Cost $172,000)                                       172,000    $  172,000
                                       ---------------------------------------------------------------------------------
                                                                                             NUMBER OF
    EQUITY SECURITIES--95.5%                                                                   SHARES

    ARGENTINA--0.4%
                                       Telecom Argentina S.A. "B" (ADR)
                                         (PROVIDER OF TELECOMMUNICATIONS SERVICES)                 800        13,750
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    BRAZIL--42.9%
                                       Aracruz Celulose S.A. "B" (ADR)
                                         (PRODUCER OF EUCALYPTUS KRAFT PULP)                     3,600        54,000
                                       Banco Bradesco S.A. (ADR)
                                         (COMMERCIAL BANK)                                      13,500        85,219
                                       Banco Bradesco S.A. (pfd.)
                                         (COMMERCIAL BANK)                                   4,000,000        24,842
                                       Banco Itau S.A. (pfd.)
                                         (COMMERCIAL BANK)                                   1,925,000       150,454
                                       Brasil Telecom Part S.A. (ADR)
                                         (PROVIDER OF LOCAL TELECOMMUNICATION SERVICES TO
                                         THE SOUTHWESTERN REGION OF BRAZIL)                      3,150       170,691
                                       Cia. Brasileira de Distribuicao Grupo Pao de Acucar
                                         (ADR)
                                         (OPERATOR OF HYPERMARKETS, SUPERMARKETS AND
                                         APPLIANCE STORES)                                       4,200       149,625
                                       Companhia Vale do Rio Doce (pfd.) (ADR)
                                         (OPERATOR OF DIVERSE MINING AND INDUSTRIAL
                                         COMPLEX)                                                2,600        61,100
                                       Companhia de Bedidas das Americas
                                         (PRODUCER OF BEER, SOFT DRINKS, TEAS, BOTTLED
                                         WATER, FRUIT JUICES, AND SPORTS DRINKS)             1,050,000       235,427
                                       Petroleo Brasileiro S.A.
                                         (OPERATOR OF OIL WELLS AND PRODUCER OF OIL
                                         PRODUCTS)                                               2,700        78,584
                                       Petroleo Brasileiro S.A. (pfd.)
                                         (OPERATOR OF OIL WELLS AND PRODUCER OF OIL
                                         PRODUCTS)                                              10,710       285,281
                                       Tele Norte Leste Participacoes S.A. (pfd.) (ADR)
                                         (PROVIDER OF LOCAL TELECOMMUNICATION SERVICES)         14,702       325,282
                                       ---------------------------------------------------------------------------------
                                                                                                           1,620,505
------------------------------------------------------------------------------------------------------------------------

    CHILE--0.8%
                                       Companhia Cervecerias Unidas S.A.(ADR)
                                         (BOTTLER AND DISTRIBUTOR OF BEER, SOFT DRINKS, AND
                                         MINERAL WATER)                                          1,500        28,968
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEXICO--51.4%
                                       Apasco S.A. de C.V.
                                         (CEMENT PRODUCER)                                       9,300        47,669
                                       Cemex S.A. de C.V.
                                         (PRODUCER OF CONCRETE AND CEMENT)                       8,000       169,000
                                       Coca-Cola FEMSA S.A. de C.V. "L" (ADR)
                                         (BOTTLER AND DISTRIBUTOR OF SOFT DRINKS)               10,000       191,875
                                       Fomento Economico Mexicano S.A. de C.V. "B"
                                         (PRODUCER OF BEER, SOFT DRINKS AND MINERAL WATER)      14,000        53,308
                                       Fomento Economico Mexicano S.A. de C.V. (ADR)
                                         (PRODUCER OF BEER, SOFT DRINKS AND MINERAL WATER)       5,000       190,938
                                       Grupo Financiero Banamex Accival S.A. de C.V.
                                         (Banacci)*
                                         (PROVIDER OF FINANCIAL SERVICES)                       45,000        69,951

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             NUMBER OF
                                                                                              SHARES       VALUE
                                       Grupo Continental S.A.
                                         (PRODUCER AND DISTRIBUTOR OF SOFT DRINKS, SUGAR
                                         AND MINERAL WATER)                                    90,000    $  106,386
                                       Grupo Modelo S.A. de C.V. "C"
                                         (BREWERY)                                             33,500        89,361
                                       Grupo Televisa S.A. de C.V. (GDR)*
                                         (OPERATOR OF ENTERTAINMENT BUSINESSES)                 3,525       190,791
                                       Kimberly Clark de Mexico S.A. de C.V. "A"
                                         (PRODUCER OF CONSUMER PAPER PRODUCTS)                 14,600        37,342
                                       Panamerican Beverages Inc. "A"
                                         (BOTTLER OF SOFT DRINKS)                               5,000        82,500
                                       Pepsi-Gemex S.A. (ADR)
                                         (SELLER OF SOFT DRINKS)                               23,000       100,625
                                       Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)               6,000       323,625
                                       Tubos de Acero de Mexico S.A. (ADR)
                                         (MANUFACTURER OF VARIOUS TYPES OF PIPES, CASINGS
                                         AND TUBING)                                            7,550       114,836
                                       Walmart de Mexico S.A. de C.V.*
                                         (RETAILER OF DISCOUNT FOOD, CLOTHING, AND OTHER
                                         MERCHANDISE)                                          75,000       171,034
                                       --------------------------------------------------------------------------------
                                                                                                          1,939,241
                                       --------------------------------------------------------------------------------
                                       TOTAL EQUITY SECURITIES
                                       (Cost $3,096,465)                                                 $3,602,464
                                       --------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $3,268,465)                                                 $3,774,464
                                       --------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security

**  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $3,273,811. At October 31, 2000, net unrealized appreciation for all securities based on tax cost of $500,653. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $631,233 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $130,580.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of October 31, 2000

ASSETS
Investments in securities, at value, (cost $3,268,465)          $3,774,464
--------------------------------------------------------------------------
Cash                                                                   397
--------------------------------------------------------------------------
Dividends receivable                                                 2,145
--------------------------------------------------------------------------
Receivable for Fund shares sold                                     22,342
--------------------------------------------------------------------------
Deferred organization expenses                                         984
--------------------------------------------------------------------------
Due from Adviser                                                   114,312
--------------------------------------------------------------------------
TOTAL ASSETS                                                     3,914,644
--------------------------------------------------------------------------
 LIABILITIES
Total liabilities                                                       --
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,914,644
--------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                        505,999
--------------------------------------------------------------------------
Foreign currency related transactions                                  (77)
--------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (60,313)
--------------------------------------------------------------------------
Paid-in capital                                                  3,469,035
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,914,644
--------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,658,115 / 253,653 shares of capital stock outstanding,
  $.01 par value,
  33,333,333 number of shares authorized)                           $10.48
--------------------------------------------------------------------------
  Maximum offering price per share
  (100/94.25 of $10.48)                                             $11.12
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,112,746 / 107,621 shares of capital stock outstanding,
  $.01 par value,
  33,333,333 number of shares authorized)                           $10.34
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price
  (subject to contingent deferred sales charge) per share
  ($143,783 / 13,898 shares of capital stock outstanding,
  $.01 par value,
  33,333,334 number of shares authorized)                           $10.35
--------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,727)             $  66,691
-------------------------------------------------------------------------
Interest                                                            9,660
-------------------------------------------------------------------------
Total income                                                       76,351
-------------------------------------------------------------------------
Expenses:
Management fee                                                     46,491
-------------------------------------------------------------------------
Services to shareholders                                           21,951
-------------------------------------------------------------------------
Custodian and accounting fees                                     124,245
-------------------------------------------------------------------------
Distribution services fees                                          8,530
-------------------------------------------------------------------------
Administrative service fees                                         9,300
-------------------------------------------------------------------------
Auditing                                                           60,278
-------------------------------------------------------------------------
Legal                                                              11,228
-------------------------------------------------------------------------
Trustees' fees and expenses                                         4,517
-------------------------------------------------------------------------
Reports to shareholders                                            39,300
-------------------------------------------------------------------------
Registration fees                                                   5,660
-------------------------------------------------------------------------
Amortization of organization expenses                               2,928
-------------------------------------------------------------------------
Other                                                               1,566
-------------------------------------------------------------------------
Total expenses, before expense reductions                         335,994
-------------------------------------------------------------------------
Expense reductions                                               (244,713)
-------------------------------------------------------------------------
Total expenses, after expense reductions                           91,281
-------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (14,930)
-------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       205,057
-------------------------------------------------------------------------
Foreign currency related transactions                              (5,707)
-------------------------------------------------------------------------
                                                                  199,350
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       439,018
-------------------------------------------------------------------------
Foreign currency related transactions                               1,187
-------------------------------------------------------------------------
                                                                  440,205
-------------------------------------------------------------------------
Net gain (loss) on investment transactions                        639,555
-------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 624,625
-------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED OCTOBER 31,
                                                                ------------------------------
                                                                   2000                1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $   (14,930)            11,327
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 199,350           (187,392)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      440,205            327,535
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          624,625            151,470
----------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                            (4,963)            (8,957)
----------------------------------------------------------------------------------------------
  Class B                                                                --                 --
----------------------------------------------------------------------------------------------
  Class C                                                                --                 --
----------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         2,416,740          2,194,671
----------------------------------------------------------------------------------------------
Reinvestment of distributions                                         4,832              8,603
----------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (1,588,621)        (1,344,254)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        832,951            859,020
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 1,452,613          1,001,533
----------------------------------------------------------------------------------------------
Net assets beginning of period                                    2,462,031          1,460,498
----------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $1,492 at October 31, 1999)                $ 3,914,644          2,462,031
----------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                   CLASS A
                                                                                                FOR THE PERIOD
                                                                                                DECEMBER 31, 1997
                                                              YEAR ENDED OCTOBER 31,            (COMMENCEMENT OF
                                                            ---------------------------         OPERATIONS) TO
                                                             2000                 1999          OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $8.12                 7.31                9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                  (.01)(a)             0.07(a)             0.06
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                       2.39                 0.80               (2.25)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                              2.38                 0.87               (2.19)
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                         (.02)               (0.06)                 --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                           (.02)               (0.06)                 --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $10.48                 8.12                7.31
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                        29.36                12.01              (23.05)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                   2,658                1,726               1,133
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               8.76                 9.16               12.75*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                2.19                 2.19                2.21*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (.13)                0.87                1.38*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     89                   76                  55*
-----------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                                                                                FOR THE PERIOD
                                                                                                DECEMBER 31, 1997
                                                              YEAR ENDED OCTOBER 31,            (COMMENCEMENT OF
                                                            ---------------------------         OPERATIONS) TO
                                                             2000                 1999          OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $ 8.06                 7.26                9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                  (.11)(a)            (0.01)(a)            0.04
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                       2.39                 0.81               (2.28)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                              2.28                 0.80               (2.24)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $10.34                 8.06                7.26
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                        28.29                11.02              (23.58)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                   1,113                  650                 278
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               9.63                 9.93               14.38*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                3.06                 3.06                3.09*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    (1.01)               (0.13)               0.50*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     89                   76                  55*
-----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                    CLASS C
                                                                                                 FOR THE PERIOD
                                                                                                 DECEMBER 31, 1997
                                                               YEAR ENDED OCTOBER 31,            (COMMENCEMENT OF
                                                             ---------------------------         OPERATIONS) TO
                                                              2000                 1999          OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $8.06                 7.26                 9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   (.10)(a)               --(a)              0.04
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   2.39                 0.80                (2.28)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                               2.29                 0.80                (2.24)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                10.35                 8.06                 7.26
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                         28.41                11.02               (23.58)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                      144                   86                   49
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                9.93                10.73                14.34*
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 3.04                 3.04                 3.06*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (0.98)               (0.02)                0.53*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      89                   76                   55*
------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Latin America Fund (the "Fund") is a
                             non-diversified series of Kemper
                             Global/International Series, Inc. (the
                             "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through October 31, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 2000 the Fund had a net tax basis capital loss carryforward of approximately $55,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007, the expiration date.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

NOTES TO FINANCIAL STATEMENTS

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended October 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $3,691,992

                             Proceeds from sales                       3,084,240

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of 1.25% of the first $250 million of average daily net assets, 1.20% of the next $750 million of average daily net assets, declining to 1.15% of average daily net assets in excess of $1 billion. However, the Fund incurred no management fee for the year ended October 31, 2000, after an expense waiver of $46,491 by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the Fund. Under this agreement, Scudder Kemper waived and absorbed operating expenses of $198,222 for the year ended October 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 2000 are $361.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 2000 are $1,959, after an expense waiver of $8,530.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. The Fund incurred no administrative services fees for the year ended October 31, 2000, after an expense waiver of $9,300.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder service fees of $15,813 for the year ended October 31, 2000.

NOTES TO FINANCIAL STATEMENTS

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no fund accounting fees for the year ended October 31, 2000, after an expense waiver $50,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of Scudder Kemper. For the year ended October 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $4,517 to independent trustees.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                 YEAR ENDED OCTOBER 31,
                                                                    ------------------------------------------------
                                                                            2000                       1999
                                                                    ---------------------      ---------------------
                                                                    SHARES       AMOUNT        SHARES       AMOUNT
                                       SHARES SOLD
                                        Class A                     113,101    $1,240,987      152,036    $1,239,279
                                       -----------------------------------------------------------------------------
                                        Class B                      77,941       861,055       92,066       764,751
                                       -----------------------------------------------------------------------------
                                        Class C                      29,862       314,698       23,856       190,641
                                       -----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                         464         4,832        1,195         8,603
                                       -----------------------------------------------------------------------------
                                        Class B                          --            --           --            --
                                       -----------------------------------------------------------------------------
                                        Class C                          --            --           --            --
                                       -----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                     (72,538)   $ (764,582)     (95,598)     (773,622)
                                       -----------------------------------------------------------------------------
                                        Class B                     (50,912)     (546,539)     (49,760)     (409,690)
                                       -----------------------------------------------------------------------------
                                        Class C                     (26,653)     (277,500)     (19,986)     (160,942)
                                       -----------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $  832,951                 $  859,020
                                       -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata, based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    CESSATION OF
     OPERATIONS              On November 29, 2000, the Board of Trustees of the
                             Fund approved the cessation of operations of the Fund effective on or about February 23, 2001 (the
                             "Closing Date"). Accordingly, the Board has voted to redeem involuntarily the shares of any Fund shareholder outstanding at that time. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution plan, defined benefit plan or other qualified retirement vehicle. In conjunction with approving the cessation of operations of the Fund, the Board approved closing the Fund to new investors effective as of the close of business on November 29, 2000.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER LATIN AMERICA FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Latin America Fund, as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Latin America Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the period referred to above, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Boston, Massachusetts

                                          December 11, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Kemper Latin America Fund paid foreign taxes of $3,727 and earned $3,727 of foreign source income during the year ended October 31, 2000. Pursuant to
Section 853 of the Internal Revenue Code, the Fund designates $.01 per share as foreign taxes paid and $.01 per share as income earned from foreign sources for the year ended October 31, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    ANN M. MCCREARY
Director                          President                         Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA                 CORNELIA SMALL
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                WILLIAM F. TRUSCOTT
Director                          JOHN R. HEBBLE                    Vice President
                                  Treasurer
FREDERICK T. KELSEY                                                 LINDA J. WONDRACK
Director                          JOYCE E. CORNELL                  Vice President
                                  Vice President
KATHRYN L. QUIRK                                                    MAUREEN E. KANE
Director and Vice President       JOAN R. GREGORY                   Assistant Secretary
                                  Vice President
FRED B. RENWICK                                                     CAROLINE PEARSON
Director                          TARA C. KENNEY                    Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                                    BRENDA LYONS
Director                          THOMAS W. LITTAUER                Assistant Treasurer
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      200 Clarendon Street
                                      Boston, MA 02116
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza, Chicago, IL 60606-5808
                                      www.kemper.com

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